Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

MONEY MARKET PROFUND

Supplement dated July 2, 2010 to the Full Prospectus of

Money Market ProFund (the “Fund”) dated May 1, 2010

(the “Prospectus”)

The following sentence replaces: i) the first sentence of the third paragraph under the “Principal Investment Strategies” heading in the Summary Section of the Prospectus; and ii) the first sentence of the third paragraph under the heading “Principal Investment Strategies” of the “Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of the Prospectus:

“The Portfolio maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.”

The following is inserted as a new fourth paragraph in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus:

“The Portfolio maintains certain minimum liquidity standards such that:

•

the fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the fund would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations);

•

the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less); and

•

the fund may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).”